Note 08 - Recoverable Taxes (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Local:
Domestic value-added tax (ICMS)	$ 3,022	$ 2,816
PASEP/COFINS	6,885	4,858
Income tax and social contribution	1,265	1,315
Foreign value-added tax (IVA)	42	42
Other recoverable taxes	453	371
Total	11,667	9,402
Less: Long-term recoverable taxes	(6,407)	(5,462)
Current recoverable taxes	$ 5,260	$ 3,940